Exhibit 99.1

FINAL FOR RELEASE

Contacts:
Chad Holmes	Jamie Bernard
Chief Financial Officer	Senior Associate
Charles River Associates	Sharon Merrill Associates, Inc.
312-377-2322	617-542-5300

CHARLES RIVER ASSOCIATES (CRA) REPORTS
RESULTS FOR THE THIRD QUARTER OF 2018

Strong Performance Reflects Continued Growth Across Services and Geographies;

Raises Revenue Guidance for Fiscal 2018;
Board of Directors Increases Regular Quarterly Dividend by 18%

BOSTON, November 1, 2018 — Charles River Associates (NASDAQ: CRAI), a worldwide leader in providing economic, financial and management consulting services, today announced financial results and filed its Form 10-Q for the fiscal third quarter ended September 29, 2018.

Key Third-Quarter Fiscal 2018 Highlights

•                  Revenue grew 13.7% year over year to $103.9 million.

•                  Utilization was 76%, while quarter-end headcount increased 7.2% year over year.

•                  Net income increased 21.6% year over year to $3.9 million, or 3.8% of revenue, compared with $3.2 million, or 3.5% of revenue, in the third quarter of fiscal 2017; non-GAAP net income increased 61.1% year over year to $5.6 million, or 5.4% of revenue, compared with $3.5 million, or 3.8% of revenue, in the third quarter of fiscal 2017.

•                  Earnings per diluted share increased 21.1% year over year to $0.46; non-GAAP earnings per diluted share increased 58.5% year over year to $0.65.

•                  Non-GAAP EBITDA grew 17.7% year over year to $10.1 million, or 9.7% of revenue, compared with $8.6 million, or 9.4% of revenue, in the third quarter of fiscal 2017.

•                  On a constant currency basis relative to the third quarter of fiscal 2017, revenue would have been higher by $0.2 million, while GAAP and non-GAAP net income, earnings per diluted share and EBITDA would have been minimally impacted.

Management Commentary

“For the eighth consecutive quarter, CRA delivered double-digit year-over-year revenue growth,” said Paul Maleh, CRA’s President and Chief Executive Officer. “During the third quarter we increased headcount by 7% and maintained a companywide utilization of 76%, while growing non-GAAP EBITDA, net income, and earnings per diluted share by 18%, 61%, and 59%, respectively.

“These third quarter results reflect continued broad-based profitable growth across the firm,” Maleh said. “Our strong performance within legal and regulatory and management consulting was led by double-digit revenue growth year-over-year in each of our Antitrust & Competition Economics, Finance, Forensic Services, Labor & Employment, and Life Sciences practices. Further highlighting the strength of our portfolio, North American and international operations grew revenue by 13% and 15%, respectively.”

Outlook and Financial Guidance

“CRA is well positioned to build on the momentum achieved through the first three quarters of the year,” Maleh said. “As a result, on a constant currency basis relative to fiscal 2017, we are raising our 2018 revenue guidance to the range of $404 million to $410 million and expect to be in the upper half of our previously announced non-GAAP EBITDA margin guidance range of 8.8% to 9.8%.”

CRA does not provide reconciliations of its annual non-GAAP EBITDA margin guidance to GAAP net income margin because CRA is unable to estimate with reasonable certainty the revaluation of contingent consideration liabilities, unusual gains or charges, foreign currency exchange rates, and the resulting effect of these items, and of equity awards, on CRA’s taxes without unreasonable effort. These items are uncertain, depend on various factors, and may have a material effect on CRA’s results computed in accordance with GAAP. A reconciliation between the historical GAAP and non-GAAP financial measures presented in this release is provided in the financial tables at the end of this release.

Quarterly Dividend

On November 1, 2018, CRA’s Board of Directors announced an 18% increase to its quarterly cash dividend to $0.20 per common share. This dividend will be payable on December 21, 2018 to shareholders of record as of November 27, 2018. CRA expects to continue paying quarterly dividends, the declaration, timing and amounts of which remain subject to the discretion of CRA’s Board of Directors.

Conference Call Information and Prepared CFO Remarks

CRA will host a conference call today at 10:00 a.m. ET to discuss its third-quarter 2018 financial results. To listen to the live call, please visit the “Investor Relations” section of CRA’s website at

http://www.crai.com, or dial (877) 709-8155 or (201) 689-8881. An archived version of the webcast will be available on CRA’s website for one year.

In combination with this press release, CRA has posted prepared remarks by its CFO Chad Holmes under “Conference Call Materials” in the “Investor Relations” section on CRA’s website at http://www.crai.com. These remarks are offered to provide the investment community with additional background on CRA’s financial results prior to the start of the conference call.

About Charles River Associates (CRA)

Charles River Associates® is a global consulting firm specializing in economic, financial, and management consulting services. CRA advises clients on economic and financial matters pertaining to litigation and regulatory proceedings, and guides corporations through critical business strategy and performance-related issues. Since 1965, clients have engaged CRA for its unique combination of functional expertise and industry knowledge, and for its objective solutions to complex problems. Headquartered in Boston, CRA has offices throughout the world. Detailed information about Charles River Associates, a registered trade name of CRA International, Inc., is available at www.crai.com. Follow us on LinkedIn, Twitter, and Facebook.

NON-GAAP FINANCIAL MEASURES

In this release, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with financial measures that were not calculated in accordance with GAAP. CRA believes that the non-GAAP financial measures described in this press release are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results and financial condition. In addition, these non-GAAP measures are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.

The adjustments made to the financial measures identified in this release as “non-GAAP” are as follows: for the third quarter of fiscal 2018, the adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration; for the year-to-date period ending September 29, 2018, the adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration, net costs related to a lease recapture, and additional transition effects in connection with the Tax Cuts and Jobs Act; for the third quarter of fiscal 2017, the adjustments exclude activity related to CRA’s GNU123 Liquidating Corporation subsidiary

(“GNU”), which sold substantially all of its assets in April 2016, and non-cash amounts relating principally to valuation changes in contingent consideration; and for the year-to-date period ended September 30, 2017, the adjustments exclude activity related to GNU and non-cash amounts relating principally to impairments on certain intangible assets and valuation changes in contingent consideration. This release also presents certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates. Finally, this release also presents the non-GAAP financial metric EBITDA.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in this release. EBITDA and the financial measures identified in this release as “non-GAAP” are reconciled to their GAAP comparable measures in the financial tables appended to the end of this press release. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

SAFE HARBOR STATEMENT

Statements in this press release concerning our future business, operating results and financial condition, including those concerning guidance on future revenue and non-GAAP EBITDA margin, the continuation of or building on any trend or momentum, our expectations regarding the payment of any future quarterly dividends, and statements using the terms “looking ahead,” “outlook,” “expect,” or similar expressions, are “forward-looking” statements as defined in Section 21 of the Exchange Act. These statements are based upon our current expectations and various underlying assumptions. Although we believe there is a reasonable basis for these statements and assumptions, and these statements are expressed in good faith, these statements are subject to a number of additional factors and uncertainties. Our actual revenue and non-GAAP EBITDA margin in fiscal 2018 on a constant currency basis relative to fiscal 2017 could differ materially from the guidance presented herein, and our actual performance and results may differ materially from the performance and results contained in or implied by the other forward-looking statements made herein, due to many important factors. These factors include, but are not limited to, the possibility that the demand for our services may decline as a result of changes in general and industry specific economic conditions; the timing of engagements for our services; the effects of competitive services and pricing; our ability to attract and retain key employee or non-employee experts; the inability to integrate and utilize existing consultants and personnel; the decline or reduction in project work or activity; global economic conditions including less stable political and economic environments; foreign currency exchange rate fluctuations; unanticipated expenses and liabilities; risks inherent in international operations; changes in tax law or accounting standards, rules, and regulations; our ability to collect on forgivable loans should any become due; and professional and other legal liability or settlements. Additional risks and uncertainties are discussed in our periodic filings with the Securities and Exchange Commission under the heading “Risk Factors.” The inclusion of such forward-looking information should not be regarded as our representation that the future events, plans, or expectations contemplated will be achieved. We undertake no obligation to update any forward-looking statements after the date of this press release, and we do not intend to do so.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE QUARTER ENDED SEPTEMBER 29, 2018 COMPARED TO THE QUARTER ENDED SEPTEMBER 30, 2017

(In thousands, except per share data)

	Quarter Ended September 29, 2018					Quarter Ended September 30, 2017
		GAAP			Non-GAAP		GAAP			Non-GAAP
	GAAP	% of	Adjustments to	Non-GAAP	% of	GAAP	% of	Adjustments to	Non-GAAP	% of
	Results	Revenues	GAAP Results (1)	Results	Revenues	Results	Revenues	GAAP Results (2)	Results	Revenues

Revenues	$103,871	100.0%	$—	$103,871	100.0%	$91,325	100.0%	$—	$91,325	100.0%
Cost of services (exclusive of depreciation and amortization)	73,717	71.0%	2,273	71,444	68.8%	62,422	68.4%	429	61,993	67.9%
Selling, general and administrative expenses	22,293	21.5%	—	22,293	21.5%	20,803	22.8%	26	20,777	22.8%
Depreciation and amortization	2,636	2.5%	—	2,636	2.5%	2,453	2.7%	—	2,453	2.7%
Income (loss) from operations	5,225	5.0%	(2,273)	7,498	7.2%	5,647	6.2%	(455)	6,102	6.7%

Interest and other income (expense), net	(286)	-0.3%	—	(286)	-0.3%	(112)	-0.1%	—	(112)	-0.1%
Income (loss) before provision for income taxes and noncontrolling interest	4,939	4.8%	(2,273)	7,212	6.9%	5,535	6.1%	(455)	5,990	6.6%
Provision for income taxes	1,031	1.0%	(607)	1,638	1.6%	2,310	2.5%	(221)	2,531	2.8%
Net income (loss)	3,908	3.8%	(1,666)	5,574	5.4%	3,225	3.5%	(234)	3,459	3.8%
Net (income) loss attributable to noncontrolling interests, net of tax	—	0.0%	—	—	0.0%	(11)	0.0%	(11)	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$3,908	3.8%	$(1,666)	$5,574	5.4%	$3,214	3.5%	$(245)	$3,459	3.8%

Net Income per share attributable to CRA International, Inc.:
Basic	$0.48			$0.69		$0.39			$0.42
Diluted	$0.46			$0.65		$0.38			$0.41

Weighted average number of shares outstanding:
Basic	8,048			8,048		8,149			8,149
Diluted	8,548			8,548		8,353			8,353

(1) These adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration.

(2)  These adjustments exclude activity related to CRA’s GNU123 Liquidating Corporation subsidiary, which sold substantially all of its assets in April 2016, and non-cash amounts relating principally to valuation changes in contingent consideration.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE YEAR-TO-DATE PERIOD ENDED SEPTEMBER 29, 2018 COMPARED TO THE YEAR-TO-DATE PERIOD ENDED SEPTEMBER 30, 2017

(In thousands, except per share data)

	Year-to-Date Period Ended September 29, 2018					Year-to-Date Period Ended September 30, 2017
		GAAP			Non-GAAP		GAAP			Non-GAAP
	GAAP	% of	Adjustments to	Non-GAAP	% of	GAAP	% of	Adjustments to	Non-GAAP	% of
	Results	Revenues	GAAP Results (1)	Results	Revenues	Results	Revenues	GAAP Results (2)	Results	Revenues

Revenues	$308,885	100.0%	$—	$308,885	100.0%	$273,059	100.0%	$—	$273,059	100.0%
Cost of services (exclusive of depreciation and amortization)	212,813	68.9%	427	212,386	68.8%	190,223	69.7%	726	189,497	69.4%
Selling, general and administrative expenses	67,682	21.9%	555	67,127	21.7%	59,778	21.9%	640	59,138	21.7%
Depreciation and amortization	7,300	2.4%	—	7,300	2.4%	6,652	2.4%	—	6,652	2.4%
Income (loss) from operations	21,090	6.8%	(982)	22,072	7.1%	16,406	6.0%	(1,366)	17,772	6.5%

Interest and other income (expense), net	(488)	-0.2%	—	(488)	-0.2%	(344)	-0.1%	250	(594)	-0.2%
Income (loss) before provision for income taxes and noncontrolling interest	20,602	6.7%	(982)	21,584	7.0%	16,062	5.9%	(1,116)	17,178	6.3%
Provision for income taxes	4,969	1.6%	26	4,943	1.6%	6,100	2.2%	(604)	6,704	2.5%
Net income (loss)	15,633	5.1%	(1,008)	16,641	5.4%	9,962	3.6%	(512)	10,474	3.8%
Net (income) loss attributable to noncontrolling interests, net of tax	—	0.0%	—	—	0.0%	(82)	0.0%	(82)	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$15,633	5.1%	$(1,008)	$16,641	5.4%	$9,880	3.6%	$(594)	$10,474	3.8%

Net Income per share attributable to CRA International, Inc.:
Basic	$1.91			$2.03		$1.18			$1.25
Diluted	$1.81			$1.92		$1.15			$1.22

Weighted average number of shares outstanding:
Basic	8,129			8,129		8,332			8,332
Diluted	8,615			8,615		8,530			8,530

(1) These adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration, net costs related to a lease recapture, and additional transition effects in connection with the Tax Cuts and Jobs Act.

(2)  These adjustments exclude activity related to CRA’s GNU123 Liquidating Corporation subsidiary, which sold substantially all of its assets in April 2016, and non-cash amounts relating principally to impairments on certain intangible assets and valuation changes in contingent consideration.

CRA INTERNATIONAL, INC.

UNAUDITED NON-GAAP EBITDA AND RECONCILIATION TO NET INCOME

FOR THE FISCAL QUARTER AND YEAR-TO-DATE PERIODS ENDED SEPTEMBER 29, 2018 COMPARED TO THE FISCAL QUARTER AND YEAR-TO-DATE PERIODS ENDED SEPTEMBER 30, 2017

(In thousands)

	Quarter Ended September 29, 2018					Quarter Ended September 30, 2017
		GAAP			Non-GAAP		GAAP			Non-GAAP
		% of	Adjustments to		% of		% of	Adjustments to		% of
	GAAP	Revenues	GAAP Results (1)	Non-GAAP	Revenues	GAAP	Revenues	GAAP Results (3)	Non-GAAP	Revenues

Revenues	$103,871	100.0%	$—	$103,871	100.0%	$91,325	100.0%	$—	$91,325	100.0%

Net income (loss) attributable to CRA International, Inc.	$3,908	3.8%	$(1,666)	$5,574	5.4%	$3,214	3.5%	$(245)	$3,459	3.8%
Net income (loss) attributable to noncontrolling interests, net of tax	—	0.0%	—	—	0.0%	11	0.0%	11	—	0.0%
Net income (loss)	3,908	3.8%	(1,666)	5,574	5.4%	3,225	3.5%	(234)	3,459	3.8%
Interest expense, net	222	0.2%	—	222	0.2%	116	0.1%	—	116	0.1%
Provision for income taxes	1,031	1.0%	(607)	1,638	1.6%	2,310	2.5%	(221)	2,531	2.8%
Depreciation and amortization	2,636	2.5%	—	2,636	2.5%	2,453	2.7%	—	2,453	2.7%
EBITDA	$7,797	7.5%	$(2,273)	$10,070	9.7%	$8,104	8.9%	$(455)	$8,559	9.4%

	Year-to-Date Period Ended September 29, 2018					Year-to-Date Period Ended September 30, 2017
		GAAP			Non-GAAP		GAAP			Non-GAAP
		% of	Adjustments to		% of		% of	Adjustments to		% of
	GAAP	Revenues	GAAP Results (2)	Non-GAAP	Revenues	GAAP	Revenues	GAAP Results (3)(4)	Non-GAAP	Revenues

Revenues	$308,885	100.0%	$—	$308,885	100.0%	$273,059	100.0%	$—	$273,059	100.0%

Net income (loss) attributable to CRA International, Inc.	$15,633	5.1%	$(1,008)	$16,641	5.4%	$9,880	3.6%	$(594)	$10,474	3.8%
Net income (loss) attributable to noncontrolling interests, net of tax	—	0.0%	—	—	0.0%	82	0.0%	82	—	0.0%
Net income (loss)	15,633	5.1%	(1,008)	16,641	5.4%	9,962	3.6%	(512)	10,474	3.8%
Interest expense, net	560	0.2%	—	560	0.2%	361	0.1%	—	361	0.1%
Provision for income taxes	4,969	1.6%	26	4,943	1.6%	6,100	2.2%	(604)	6,704	2.5%
Depreciation and amortization	7,300	2.4%	—	7,300	2.4%	6,652	2.4%	—	6,652	2.4%
EBITDA	$28,462	9.2%	$(982)	$29,444	9.5%	$23,075	8.5%	$(1,116)	$24,191	8.9%

(1) These adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration.

(2) These adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration, net costs related to a lease recapture, and additional transition effects in connection with the Tax Cuts and Jobs Act.

(3) These adjustments exclude activity related to CRA’s GNU123 Liquidating Corporation subsidiary, which sold substantially all of its assets in April 2016, and non-cash amounts relating principally to valuation changes in contingent consideration.

(4) These adjustments also exclude non-cash amounts relating principally to impairments on certain intangible assets.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 29,	December 30,
	2018	2017

Assets
Cash and cash equivalents	$11,863	$54,035
Accounts receivable and unbilled services, net	131,573	113,333
Other current assets	17,247	16,913
Total current assets	160,683	184,281

Property and equipment, net	50,068	44,643
Goodwill and intangible assets, net	96,751	98,208
Other assets	47,145	34,625
Total assets	$354,647	$361,757

Liabilities and shareholders’ equity
Accounts payable	$23,808	$18,473
Accrued expenses	81,898	94,573
Borrowings on revolving line of credit	5,000	—
Other current liabilities	6,384	8,935
Total current liabilities	117,090	121,981
Non-current liabilities	37,014	32,547
Total liabilities	154,104	154,528

Total shareholders’ equity	200,543	207,229
Total liabilities and shareholders’ equity	$354,647	$361,757

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Fiscal Year-to-Date	Fiscal Year-to-Date
	September 29,	September 30,
	2018	2017
Operating activities:
Net income	$15,633	$9,962
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
GNU gain on sale of business assets	—	(250)
Non-cash items, net	15,441	15,094
Accounts receivable and unbilled services	(19,566)	(25,713)
Working capital items, net	(19,902)	8,698
Net cash provided by (used in) operating activities	(8,394)	7,791

Investing activities:
Cash consideration paid for acquisitions	—	(16,163)
Purchases of property and equipment	(13,379)	(5,366)
GNU cash proceeds from sale of business assets	—	250
Net cash used in investing activities	(13,379)	(21,279)

Financing activities:
Issuance of common stock, principally stock option exercises	1,387	2,950
Borrowings under revolving line of credit	30,161	11,500
Repayments under revolving line of credit	(24,599)	(11,500)
Tax withholding payments reimbursed by restricted shares	(1,783)	(703)
Cash paid on dividend equivalents	(98)	(25)
Cash dividend paid to shareholders	(4,168)	(3,529)
Repurchases of common stock	(20,389)	(19,528)
Distribution to noncontrolling interest	(41)	—
Net cash used in financing activities	(19,530)	(20,835)

Effect of foreign exchange rates on cash and cash equivalents	(869)	1,692

Net decrease in cash and cash equivalents	(42,172)	(32,631)
Cash and cash equivalents at beginning of period	54,035	53,530

Cash and cash equivalents at end of period	$11,863	$20,899

Noncash investing and financing activities:
Issuance of common stock for acquired business	$—	$3,044
Purchases of property and equipment not yet paid for	$1,852	$2,568
Purchases of property and equipment paid by a third party	$—	$1,640
Asset retirement obligations	$217	$—
Supplemental cash flow information:
Cash paid for income taxes	$3,409	$7,297
Cash paid for interest	$380	$248